Exhibit 99.2

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

For the 3 months ending September 30, 2010 and 2009

	3rd Quarter
(in thousands, except per share data)	2010	2009	Change
Operating Revenues
Oil and gas operations	$234,111	$218,501	$15,610
Natural gas distribution	61,693	68,788	(7,095)

Total operating revenues	295,804	287,289	8,515

Operating Expenses
Cost of gas	22,560	29,377	(6,817)
Operations and maintenance	127,934	97,963	29,971
Depreciation, depletion and amortization	60,814	61,323	(509)
Taxes, other than income taxes	15,615	15,471	144
Accretion expense	1,561	1,306	255

Total operating expenses	228,484	205,440	23,044

Operating Income	67,320	81,849	(14,529)

Other Income (Expense)
Interest expense	(9,591)	(10,017)	426
Other income	2,222	2,536	(314)
Other expense	(61)	(229)	168

Total other expense	(7,430)	(7,710)	280

Income Before Income Taxes	59,890	74,139	(14,249)
Income tax expense	21,586	27,018	(5,432)

Net Income	$38,304	$47,121	$(8,817)

Diluted Earnings Per Average Common Share	$0.53	$0.65	$(0.12)

Basic Earnings Per Average Common Share	$0.53	$0.66	$(0.13)

Diluted Avg. Common Shares Outstanding	72,070	71,996	74

Basic Avg. Common Shares Outstanding	71,854	71,651	203

Dividends Per Common Share	$0.13	$0.125	$0.005

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

For the 9 months ending September 30, 2010 and 2009

	Year-to-date
(in thousands, except per share data)	2010	2009	Change
Operating Revenues
Oil and gas operations	$706,311	$606,158	$100,153
Natural gas distribution	498,132	471,457	26,675

Total operating revenues	1,204,443	1,077,615	126,828

Operating Expenses
Cost of gas	262,950	232,283	30,667
Operations and maintenance	329,581	274,850	54,731
Depreciation, depletion and amortization	185,025	172,308	12,717
Taxes, other than income taxes	64,508	57,099	7,409
Accretion expense	4,568	3,605	963

Total operating expenses	846,632	740,145	106,487

Operating Income	357,811	337,470	20,341

Other Income (Expense)
Interest expense	(29,395)	(29,586)	191
Other income	2,555	4,058	(1,503)
Other expense	(541)	(589)	48

Total other expense	(27,381)	(26,117)	(1,264)

Income Before Income Taxes	330,430	311,353	19,077
Income tax expense	119,873	113,649	6,224

Net Income	$210,557	$197,704	$12,853

Diluted Earnings Per Average Common Share	$2.92	$2.75	$0.17

Basic Earnings Per Average Common Share	$2.93	$2.76	$0.17

Diluted Avg. Common Shares Outstanding	72,061	71,878	183

Basic Avg. Common Shares Outstanding	71,838	71,641	197

Dividends Per Common Share	$0.39	$0.375	$0.015

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

For the 12 months ending September 30, 2010 and 2009

	Trailing 12 Months		Change
(in thousands, except per share data)	2010	2009
Operating Revenues
Oil and gas operations	$922,699	$815,862	$106,837
Natural gas distribution	644,549	637,546	7,003

Total operating revenues	1,567,248	1,453,408	113,840

Operating Expenses
Cost of gas	336,721	330,898	5,823
Operations and maintenance	435,356	361,463	73,893
Depreciation, depletion and amortization	247,801	227,080	20,721
Taxes, other than income taxes	85,738	72,665	13,073
Accretion expense	5,898	4,714	1,184

Total operating expenses	1,111,514	996,820	114,694

Operating Income	455,734	456,588	(854)

Other Income (Expense)
Interest expense	(39,186)	(39,866)	680
Other income	3,467	2,394	1,073
Other expense	(642)	(2,454)	1,812

Total other expense	(36,361)	(39,926)	3,565

Income Before Income Taxes	419,373	416,662	2,711
Income tax expense	150,195	153,673	(3,478)

Net Income	$269,178	$262,989	$6,189

Diluted Earnings Per Average Common Share	$3.74	$3.66	$0.08

Basic Earnings Per Average Common Share	$3.75	$3.67	$0.08

Diluted Avg. Common Shares Outstanding	72,020	71,874	146

Basic Avg. Common Shares Outstanding	71,811	71,640	171

Dividends Per Common Share	$0.515	$0.495	$0.02

SELECTED BUSINESS SEGMENT DATA (UNAUDITED)

For the 3 months ending September 30, 2010 and 2009

	3rd Quarter		Change
(in thousands, except sales price data)	2010	2009
Oil and Gas Operations
Operating revenues
Natural gas	$119,287	$115,227	$4,060
Oil	99,045	80,225	18,820
Natural gas liquids	15,388	17,496	(2,108)
Other	391	5,553	(5,162)

Total	$234,111	$218,501	$15,610

Production volumes
Natural gas (MMcf)	17,723	18,881	(1,158)
Oil (MBbl)	1,290	1,253	37
Natural gas liquids (MMgal)	19.8	20.0	(0.2)
Total production volumes (MMcfe)	28,295	29,253	(958)
Revenue per unit of production including effects of all derivative instruments
Natural gas (Mcf)	$6.73	$6.10	$0.63
Oil (barrel)	$76.80	$64.03	$12.77
Natural gas liquids (gallon)	$0.78	$0.88	$(0.10)
Other data
Lease operating expense (LOE)
LOE and other	$47,405	$45,480	$1,925
Production taxes	10,475	9,050	1,425

Total	$57,880	$54,530	$3,350

Depreciation, depletion and amortization	$51,363	$48,473	$2,890
General and administrative expense	$12,157	$15,390	$(3,233)
Capital expenditures	$275,895	$37,596	$238,299
Exploration expenditures	$34,506	$1,120	$33,386
Operating income	$76,644	$97,682	$(21,038)

Natural Gas Distribution
Operating revenues
Residential	$25,714	$36,371	$(10,657)
Commercial and industrial	15,224	20,834	(5,610)
Transportation	10,025	12,043	(2,018)
Other	10,730	(460)	11,190

Total	$61,693	$68,788	$(7,095)

Gas delivery volumes (MMcf)
Residential	1,401	1,498	(97)
Commercial and industrial	1,155	1,235	(80)
Transportation	10,783	10,504	279

Total	13,339	13,237	102

Other data
Depreciation and amortization	$9,451	$12,850	$(3,399)
Capital expenditures	$38,283	$21,133	$17,150
Operating income	$(9,015)	$(15,237)	$6,222

SELECTED BUSINESS SEGMENT DATA (UNAUDITED)

For the 9 months ending September 30, 2010 and 2009

	Year-to-date
(in thousands, except sales price data)	2010	2009	Change
Oil and Gas Operations
Operating revenues
Natural gas	$365,302	$343,684	$21,618
Oil	291,543	204,587	86,956
Natural gas liquids	46,535	48,212	(1,677)
Other	2,931	9,675	(6,744)

Total	$706,311	$606,158	$100,153

Production volumes
Natural gas (MMcf)	52,768	54,532	(1,764)
Oil (MBbl)	3,734	3,456	278
Natural gas liquids (MMgal)	57.6	55.9	1.7
Total production volumes (MMcfe)	83,401	83,259	142
Revenue per unit of production including effects of all derivative instruments
Natural gas (Mcf)	$6.92	$6.30	$0.62
Oil (barrel)	$78.09	$59.19	$18.90
Natural gas liquids (gallon)	$0.81	$0.86	$(0.05)
Other data
Lease operating expense (LOE)
LOE and other	$135,965	$134,723	$1,242
Production taxes	31,062	24,160	6,902

Total	$167,027	$158,883	$8,144

Depreciation, depletion and amortization	$150,645	$134,189	$16,456
General and administrative expense	$40,319	$37,830	$2,489
Capital expenditures	$386,810	$353,424	$33,386
Exploration expenditures	$54,367	$1,374	$52,993
Operating income	$289,385	$270,277	$19,108

Natural Gas Distribution
Operating revenues
Residential	$326,796	$305,663	$21,133
Commercial and industrial	125,704	126,128	(424)
Transportation	39,541	39,268	273
Other	6,091	398	5,693

Total	$498,132	$471,457	$26,675

Gas delivery volumes (MMcf)
Residential	19,673	15,784	3,889
Commercial and industrial	8,735	7,613	1,122
Transportation	33,988	29,775	4,213

Total	62,396	53,172	9,224

Other data
Depreciation and amortization	$34,380	$38,119	$(3,739)
Capital expenditures	$75,810	$57,107	$18,703
Operating income	$69,378	$68,844	$534

SELECTED BUSINESS SEGMENT DATA (UNAUDITED)

For the 12 months ending September 30, 2010 and 2009

	Trailing 12 Months
(in thousands, except sales price data)	2010	2009	Change
Oil and Gas Operations
Operating revenues
Natural gas	$481,988	$468,514	$13,474
Oil	371,706	276,093	95,613
Natural gas liquids	65,577	60,513	5,064
Other	3,428	10,742	(7,314)

Total	$922,699	$815,862	$106,837

Production volumes
Natural gas (MMcf)	70,573	72,024	(1,451)
Oil (MBbl)	4,967	4,565	402
Natural gas liquids (MMgal)	76.9	73.9	3.0
Total production volumes (MMcfe)	111,366	109,974	1,392
Revenue per unit of production including effects of all derivative instruments
Natural gas (Mcf)	$6.83	$6.50	$0.33
Oil (barrel)	$74.83	$60.48	$14.35
Natural gas liquids (gallon)	$0.85	$0.82	$0.03
Other data
Lease operating expense (LOE)
LOE and other	$183,019	$180,223	$2,796
Production taxes	42,554	27,973	14,581

Total	$225,573	$208,196	$17,377

Depreciation, depletion and amortization	$200,545	$176,488	$24,057
General and administrative expense	$54,703	$44,996	$9,707
Capital expenditures	$460,785	$507,488	$(46,703)
Exploration expenditures	$63,227	$6,455	$56,772
Operating income	$372,753	$375,013	$(2,260)

Natural Gas Distribution
Operating revenues
Residential	$420,893	$412,310	$8,583
Commercial and industrial	161,717	170,843	(9,126)
Transportation	54,585	52,559	2,026
Other	7,354	1,834	5,520

Total	$644,549	$637,546	$7,003

Gas delivery volumes (MMcf)
Residential	24,810	21,169	3,641
Commercial and industrial	11,055	10,198	857
Transportation	45,117	40,297	4,820

Total	80,982	71,664	9,318

Other data
Depreciation and amortization	$47,256	$50,592	$(3,336)
Capital expenditures	$96,512	$75,472	$21,040
Operating income	$84,518	$83,675	$843